IPSCO Inc.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars except for share, per share and ton data)

		For the Three Months Ended		For the Nine Months Ended
		Sept 30	Sept 30	Sept 30	Sept 30
		2005	2004	2005	2004
	Plate and Coil Tons Produced (thousands)	759.3	826.7	2,434.5	2,431.7
	Finished Tons Shipped (thousands)	847.8	844.1	2,507.1	2,665.4

	Sales	$726,079	$660,001	$2,180,491	$1,730,314
	Cost of sales
	Manufacturing and raw material	481,303	418,647	1,397,685	1,228,960
	Depreciation of capital assets	19,901	20,566	59,991	61,957
		501,204	439,213	1,457,676	1,290,917
	Gross income	224,875	220,788	722,815	439,397
	Selling, research and administration	23,075	14,942	57,553	45,898
	Operating income	201,800	205,846	665,262	393,499
	Other expenses (income):
	Interest on long-term debt	8,784	13,078	29,187	42,147
	Net interest income	(4,456)	(698)	(10,479)	(1,800)
	Foreign exchange gain	(18,080)	(5,959)	(19,233)	(6,189)
	Gain on sale of assets held for sale	(1,863)	—	(1,863)	—
	Other expenses (income)	96	158	81	887
	Loss on early extinguishment of debt	690	—	10,939	—
	Income before income taxes and cumulative effect of accounting change	216,629	199,267	656,630	358,454
	Income tax expense	82,602	55,070	240,982	116,882
	Income before cumulative effect of accounting change	134,027	144,197	415,648	241,572
	Cumulative effect of accounting change, net of taxes	—	—	—	14,250
	Net Income	$134,027	$144,197	$415,648	$255,822
	Cumulative translation adjustment	(3,617)	(5,196)	(5,339)	(26,654)
	Fair value of derivatives, net of tax	4,235	—	7,320	(90)
	Comprehensive Income	$134,645	$149,393	$417,629	$229,078
Earnings Per Common Share	- Basic	$2.81	$2.98	$8.52	$5.32
	- Diluted	$2.78	$2.76	$8.44	$4.74
Earnings Per Common Share impact of accounting change	- Basic	$—	$—	$—	$0.30
	- Diluted	$—	$—	$—	$0.26
	Denominator for Basic Earnings per Common Share (thousands)	47,764	48,364	48,786	48,065
	Denominator for Diluted Earnings per Common Share (thousands)	48,162	52,801	49,256	55,413

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS (refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars)

	For the Three Months Ended		For the Nine Months Ended
	Sept 30	Sept 30	Sept 30	Sept 30
	2005	2004	2005	2004
Retained Earnings at Beginning of Period	$1,058,958	$547,498	$884,859	$439,453
Net Income	134,027	144,197	415,648	255,822
Common Share Repurchase	(9,018)	—	(106,086)	—
Dividends on Common Shares	(5,706)	(1,894)	(16,160)	(5,474)
Retained Earnings at End of Period	$1,178,261	$689,801	$1,178,261	$689,801

IPSCO Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS (refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars)

	For the Three Months Ended		For the Nine Months Ended
	Sept 30	Sept 30	Sept 30	Sept 30
	2005	2004	2005	2004
Operating Activities
Net income	$134,027	$144,197	$415,648	$255,822
Adjustments to reconcile net income to net cash flows from operating activities
Gain on sale of assets held for sale	(1,863)	—	(1,863)	—
Unrealized foreign exchange gain	(18,714)	—	(20,653)	—
Loss on early extinguishment of debt	690	—	10,939	—
Stock-based compensation	2,300	366	3,281	661
Depreciation of capital assets	19,901	20,566	59,991	61,957
Amortization of deferred charges	409	312	1,284	953
Deferred income taxes	17,935	12,649	62,357	63,392
Changes in operating assets and liabilities
Accounts receivable, less allowances	(27,533)	(18,959)	57,915	(98,627)
Inventories	29,674	(72,390)	(24,831)	(89,717)
Other	249	78	4,391	116
Accounts payable and accrued charges	29,142	14,196	(39,132)	7,780
Change in deferred pension liability	(660)	(144)	(315)	(1,087)
Income taxes recoverable/payable	33,521	22,536	21,155	36,753
Net cash provided by operations	219,078	123,407	550,167	238,003
Investing Activities
Expenditures for capital assets	(21,091)	(8,690)	(43,262)	(21,532)
Proceeds from sale of capital assets	1,546	—	1,546	—
Proceeds from (issuance of) mortgage receivable, net	1,955	(278)	3,782	(4,412)
Investments	293	(484)	194	(753)
Net cash used for investing activities	(17,297)	(9,452)	(37,740)	(26,697)
Financing Activities
Common share dividends	(5,706)	(1,894)	(16,160)	(5,474)
Common shares issued pursuant to share option plan	4,387	7,821	20,810	11,843
Common share repurchase	(11,564)	—	(132,721)	—
Retirement of preferred shares	—	—	—	(108,996)
Repayment of long-term debt	(2,458)	768	(130,295)	(38,107)
Net cash provided by (used for) financing activities	(15,341)	6,695	(258,366)	(140,734)
Effect of exchange rate changes on cash and cash equivalents	2,742	(3,639)	4,248	(2,068)
Increase in Cash and Cash Equivalents	189,182	117,011	258,309	68,504
Cash and Cash Equivalents at Beginning of Period	423,901	82,852	354,774	131,359
Cash and Cash Equivalents at End of Period	$613,083	$199,863	$613,083	$199,863

IPSCO Inc.

CONSOLIDATED BALANCE SHEETS (refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars)

	Sept 30 2005	December 31 2004

Current Assets
Cash and cash equivalents	$613,083	$354,774
Accounts receivable, less allowances	299,739	339,821
Inventories	468,864	434,436
Deferred income taxes	35,621	45,212
Other	3,864	8,212
	1,421,171	1,182,455
Non-Current Assets
Capital assets	1,055,334	1,068,589
Other	37,448	40,421
	1,092,782	1,109,010
Total Assets	$2,513,953	$2,291,465

Current Liabilities
Accounts payable and accrued charges	$212,158	$247,281
Income and other taxes payable	114,450	90,656
Current portion of long-term debt	4,114	18,107
	330,722	356,044
Long-Term Liabilities
Long-term debt	409,386	513,651
Other	31,934	31,934
Deferred income taxes	164,884	103,979
	606,204	649,564
Shareholders’ Equity
Common shares	419,016	424,826
Contributed surplus	3,086	1,489
Retained earnings	1,178,261	884,859
Accumulated other comprehensive loss	(23,336)	(25,317)
	1,577,027	1,285,857
Total Liabilities and Shareholders’ Equity	$2,513,953	$2,291,465

IPSCO Inc.

NOTES TO CONSOLIDATED INTERIM FINANCIAL STATEMENTS (unaudited)

(thousands of United States Dollars)

1.               Effective with the fourth quarter of 2005, the Company prepares its financial statements in accordance with the generally accepted accounting principles (GAAP) of the United States. The 2005 third quarter consolidated financial statements and notes are refiled in U.S. GAAP in accordance with regulatory requirements. A reconciliation of the differences between GAAP in Canada and the United States as they apply to the Company is provided in note 8.

These unaudited consolidate financial statements should be read in the context of the consolidated financial statements and notes thereto filed with the Securities and Exchange Commission in the Company’s 2005 Annual Report on Form 10-K. In the opinion of the Company, the information furnished herein reflects all known accruals and adjustments necessary for a fair statement of the results for the periods reported herein. All such adjustments are of a normal recurring nature.

2.               Inventories

	September 30 2005	December 31 2004
Finished goods	$174,314	$133,250
Work-in-process	142,502	156,531
Raw materials	86,995	86,218
Supplies	65,053	58,437
	$468,864	$434,436

3.               Pension cost attributable to the Company’s pension plans is as follows:

	For the Three Months Ended		For the Nine Months Ended
	Sept 30	Sept 30	Sept 30	Sept 30
	2005	2004	2005	2004
Defined benefit plans	$2,492	$2,386	$7,348	$7,015
Defined contribution plans	1,010	913	3,251	2,707
	$3,502	$3,299	$10,599	$9,722

4.               The restricted shares and performance units vest at the end of three years based on continued employment and achievement of certain Company performance objectives. Restricted shares are entitled to dividends declared on common shares during the vesting period and, upon vesting, performance units are entitled to an amount equal to dividends declared during the vesting period.  A portion of the performance units are accounted for as liabilities due to a cash settlement feature. The fair value of the grants is being amortized to compensation expense over the vesting period. In addition, the mark-to-market adjustment of the liability is also charged to compensation expense each period. Compensation expense of $2,300 and $366 has been recorded in the three month periods ended September 30, 2005 and 2004, respectively. Compensation expense of $3,281 and $661 has been recorded in the nine month periods ended September 30, 2005 and 2004, respectively.

The following table summarizes information on share capital and related matters at September 30, 2005:

	Outstanding	Vested
Common shares	48,036,319
Common shares - year-to-date weighted average	48,786,256
Common share stock options	192,525	190,857
Restricted shares	210,003	—
Performance units	242,766	—

The Company issued 176,645 common shares in the quarter ended September 30, 2005 and 530,035 common shares in the quarter ended September 30, 2004, as a result of option exercises. In addition, the Company issued 38,499 and 84,847 shares of restricted stock in the quarters ended September 30, 2005 and 2004, respectively and 98,031 and 55,940 performance units in the quarters ended September 30, 2005 and  2004, respectively.

In March 2005, the Company filed a normal course issuer bid which entitles the Company to repurchase approximately 4.2 million of its common shares between March 16, 2005 and March 15, 2006. All share repurchases will be made on the open market at the market price at the time of the purchase. All shares purchased under the bid will be cancelled. During the quarters ended September 30, June 30 and March 31, 2005,  258,500, 2,199,400 and 294,000 common shares were purchased for $11.6, $104.9 and $16.3 million, respectively.

5.               In the third quarter 2005, the Company purchased for cancellation $2.9 million of the 8.75% Senior Notes due June 1, 2013, on the open market. The debt repayments resulted in a loss of approximately $0.7 million.

In the second quarter 2005, the Company repaid in full the $71.4 million balance outstanding of the 7.32% Series B Senior Notes due April 1, 2009, including prepayment of $57.1 million, and purchased for cancellation $41.2 million of the 8.75% unsecured notes due June 1, 2013 and CDN $2.0 million of the 7.8% Debentures due December 1, 2006, on the open market. The debt repayments resulted in a loss of approximately $10.2 million.

In October 2005, the Company announced the redemption in full of the CDN $98 million balance outstanding of the 7.8% Debentures due December 1, 2006, and purchased for cancellation $5.7 million of the 8.75% unsecured notes due June 1, 2013, on the open market.  The debt repayments will result in a loss of approximately $4.7 million which will be recognized in the fourth quarter of 2005.

6.               The Company is organized and managed as a single business segment, being steel products, and is viewed as a single operating segment by the chief operating decision maker for the purposes of resource allocation and assessing performance.

Financial information on the Company’s geographic areas follows. Sales are allocated to the country in which the third party customer receives the product.

	For the Three Months Ended		For the Nine Months Ended
	Sept 30	Sept 30	Sept 30	Sept 30
	2005	2004	2005	2004
Sales
Canada	$266,721	$203,126	$683,945	$549,633
United States	459,358	456,875	1,496,546	1,180,681
	$726,079	$660,001	$2,180,491	$1,730,314

	Sept 30 2005	December 31 2004
Capital Assets
Canada	$212,643	$216,254
United States	842,691	852,335
	$1,055,334	$1,068,589

	For the Three Months Ended		For the Nine Months Ended
	Sept 30	Sept 30	Sept 30	Sept 30
	2005	2004	2005	2004
Sales information by product group is as follows:
Steel mill products	$379,507	$424,521	$1,329,861	$1,069,953
Tubular products	346,572	235,480	850,630	660,361
	$726,079	$660,001	$2,180,491	$1,730,314

Tubular product sales volume in the first and second quarters can be negatively impacted by weather conditions in Western Canada.

7.               Certain prior period amounts have been reclassified to conform with the current presentation.

8.               Differences between United States and Canadian generally accepted accounting principles

Reconciliation of the line items of the consolidated statements of income and cash flows and the consolidated balance sheets from U.S. GAAP to Canadian GAAP follows. Information on the nature of these adjustments is provided in Note 21 to the Company’s 2005 consolidated financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(thousands of United States Dollars except for share, per share and ton data)

		For the Nine Months ended September 30, 2005				For the Nine Months ended September 30, 2004
		U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
	Plate and Coil Tons Produced (thousands)	2,434.5			2,434.5	2,431.7			2,431.7
	Finished Tons Shipped (thousands)	2,507.1			2,507.1	2,665.4			2,665.4

	Sales	$2,180,491	(a)	$(62,617)	$2,117,874	$1,730,314	(a)	$(57,268)	$1,673,046
	Cost of sales
	Manufacturing and raw material	1,397,685	(a)	(62,617)	1,345,438	1,228,960	(a)	(57,268)	1,182,515
			(b)	10,413			(b)	10,413
			(c)	(43)			(c)	410
	Depreciation of capital assets	59,991	(b)	(6,671)	58,344	61,957	(b)	(6,675)	57,933
			(c)	119			(d)	2,651
			(d)	4,905
		1,457,676		(53,894)	1,403,782	1,290,917		(50,469)	1,240,448
	Gross income	722,815		(8,723)	714,092	439,397		(6,799)	432,598
	Selling, general and administration	57,553			57,553	45,898			45,898
	Operating income	665,262		(8,723)	656,539	393,499		(6,799)	386,700
	Other expenses (income):
	Interest on long-term debt	29,187	(b)	(6,564)	22,623	42,147	(b)	(6,786)	35,361
	Net interest income	(10,479)	(c)	5	(10,474)	(1,800)	(c)	3	(1,797)
	Foreign exchange gain	(19,233)			(19,233)	(6,189)			(6,189)
	Gain on sale of assets held for sale	(1,863)			(1,863)	—			—
	Other (income) expenses	81	(c)	(81)	—	887	(c)	(413)	—
							(h)	(474)
	Loss on early extinguishment of debt	10,939		—	10,939	—		—	—
	Income before income taxes and cumulative effect of accounting change	656,630		(2,083)	654,547	358,454		871	359,325
	Income tax expense	240,982	(b)	1,016	240,232	116,882	(b)	930	117,133
			(d)	(1,766)			(d)	(806)
							(h)	127
	Net income before cumulative effect of accounting change	415,648		(1,333)	414,315	241,572		620	242,192
	Cumulative effect of accounting change, net of taxes	—		—	—	14,250	(j)	(14,250)	—
	Net Income	$415,648		$(1,333)	$414,315	$255,822		$(13,630)	$242,192
Earnings Per Common Share	- Basic	$8.52			$8.49	$5.32			$5.04
	- Diluted	$8.44			$8.41	$4.74			$4.49
	Denominator for Basic Earnings per Common Share (thousands)	48,786			48,786	48,065			48,065
	Denominator for Diluted Earnings per Common Share (thousands)	49,256			49,256	55,413			55,413

(a)          Freight invoiced to customers

(b)          2000 sale-leaseback transaction

(c)          Joint venture

(d)          Amortization of difference in amounts capitalized

(e)          Translation of convenience

(f)           Capitalization of interest

(g)          Capitalization of commissioning costs

(h)          Derivatives

(i)           Minimum pension liability

(j)           Change in accounting policy

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(thousands of United States Dollars except per share, per share and ton data)

		For the Three Months ended September 30, 2005				For the Three Months ended September 30, 2004
		U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
	Plate and Coil Tons Produced (thousands)	759.3			759.3	826.7			826.7
	Finished Tons Shipped (thousands)	847.8			847.8	844.1			844.1

	Sales	$726,079	(a)	$(20,914)	$705,165	$660,001	(a)	$(18,138)	$641,863
	Cost of sales
	Manufacturing and raw material	481,303	(a)	(20,914)	463,837	418,647	(a)	(18,138)	403,874
			(b)	3,471			(b)	3,471
			(c)	(23)			(c)	(106)
	Depreciation of capital assets	19,901	(b)	(2,224)	19,431	20,566	(b)	(2,225)	19,224
			(c)	119			(d)	883
			(d)	1,635
		501,204		(17,936)	483,268	439,213		(16,115)	423,098
	Gross income	224,875		(2,978)	221,897	220,788		(2,023)	218,765
	Selling, general and administration	23,075			23,075	14,942			14,942
	Operating income	201,800		(2,978)	198,822	205,846		(2,023)	203,823
	Other expenses (income):
	Interest on long-term debt	8,784	(b)	(2,191)	6,593	13,078	(b)	(2,262)	10,816
	Net interest income	(4,456)	(c)	—	(4,456)	(698)	(c)	5	(693)
	Foreign exchange gain	(18,080)		—	(18,080)	(5,959)		—	(5,959)
	Gain on sale of assets held for sale	(1,863)		—	(1,863)	—		—	—
	Other (income) expenses	96	(c)	(96)	—	158	(c)	101	—
							(h)	(259)
	Loss on early extinguishment of debt	690		—	690	—		—	—
	Income before income taxes	216,629		(691)	215,938	199,267		392	199,659
	Income tax expense	82,602	(b)	340	82,353	55,070	(b)	310	55,182
			(d)	(589)			(d)	(268)
							(h)	70
	Net Income	$134,027		$(442)	$133,585	$144,197		$280	$144,477
Earnings Per Common Share	- Basic	$2.81			$2.80	$2.98			$2.99
	- Diluted	$2.78			$2.77	$2.76			$2.76
	Denominator for Basic Earnings per Common Share (thousands)	47,764			47,764	48,364			48,364
	Denominator for Diluted Earnings per Common Share (thousands)	48,162			48,162	52,801			52,801

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(thousands of United States Dollars)

	For the Nine Months ended September 30, 2005				For the Nine Months ended September 30, 2004
	U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
Operating Activities
Net income	$415,648		$(1,333)	$414,315	$255,822		$(13,630)	$242,192
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation of capital assets	59,991		(1,647)	58,344	61,957		(4,024)	57,933
Amortization of deferred charges	1,284			1,284	953			953
Stock based compensation	3,281			3,281	661			661
Deferred income taxes	62,357	(b)	1,016	61,607	63,392	(b)	930	57,209
		(d)	(1,766)			(d)	(807)
						(h)	127
						(j)	(6,433)
Gain on sale of assets held for sale	(1,863)			(1,863)	—			—
Unrealized foreign exchange gain	(20,653)			(20,653)	—			—
Loss on early extinguishment of debt	10,939			10,939	—			—
Changes in operating assets and liabilities
Accounts receivable	57,915	(c)	265	58,180	(98,627)	(c)	(730)	(99,357)
Inventories	(24,831)	(c)	4	(24,827)	(89,717)	(c)	(73)	(89,790)
Other current assets	4,391			4,391	116			116
Accounts payable and accrued charges	(39,132)	(b)	28	(39,169)	7,780	(b)	(194)	32,491
		(c)	(65)			(c)	323
						(h)	(474)
						(j)	25,056
Change in deferred pension liability	(315)			(315)	(1,087)			(1,087)
Income and other taxes payable	21,155			21,155	36,753	(j)	(3,699)	33,054
Net cash provided by operations	550,167		(3,498)	546,669	238,003		(3,628)	234,375
Investing Activities
Expenditures for capital assets, net of litigation settlement	(43,262)	(c)	(101)	(43,363)	(21,532)	(c)	(360)	(21,892)
Proceeds from sale of capital assets	1,546			1,546	—			—
Proceeds from (issuance of) mortgage receivable, net	3,782			3,782	(4,412)			(4,412)
Investments	194	(c)	(194)	—	(753)	(c)	753	—
Net cash used for investing activities	(37,740)		(295)	(38,035)	(26,697)		393	(26,304)
Financing Activities
Common shares issued pursuant to share option plan	20,810			20,810	11,843			11,843
Common share dividends	(16,160)			(16,160)	(5,474)			(5,474)
Common share repurchase	(132,721)			(132,721)	—			—
Retirement of preferred shares	—			—	(108,996)			(108,996)
Repayment of long-term debt	(130,295)	(b)	3,821	(126,474)	(38,107)	(b)	3,821	(34,286)
Net cash (used for) provided by financing activities	(258,366)		3,821	(254,545)	(140,734)		3,821	(136,913)
Effect of exchange rate changes on cash and cash equivalents	4,248			4,248	(2,068)	(j)	(674)	(2,742)
Increase (decrease) in Cash and Cash Equivalents	258,309		28	258,337	68,504		(88)	68,416
Cash and Cash Equivalents at Beginning of Period	354,774	(c)	303	355,077	131,359	(c)	208	131,567
Cash and Cash Equivalents at End of Period	$613,083		$331	$613,414	$199,863		$120	$199,983

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(thousands of United States Dollars)

	For the Three Months ended September 30, 2005				For the Three Months ended September 30, 2004
	U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
Operating Activities
Net income	$134,027		$(442)	$133,585	$144,197		$280	$144,477
Adjustments to reconcile net income to net cash flows
from operating activities
Depreciation of capital assets	19,901		(470)	19,431	20,566		(1,342)	19,224
Amortization of deferred charges	409			409	312			312
Stock based compensation	2,300			2,300	366			366
Deferred income taxes	17,935	(b)	340	17,686	12,649	(b)	310	12,760
		(d)	(589)			(d)	(269)
						(h)	70
Gain on sale of assets held for sale	(1,863)			(1,863)	—			—
Unrealized foreign exchange gain	(18,714)			(18,714)	—			—
Loss on early extinguishment of debt	690			690	—			—
Changes in operating assets and liabilities
Accounts receivable	(27,533)	(c)	234	(27,299)	(18,959)	(c)	(372)	(19,331)
Inventories	29,674	(c)	(13)	29,661	(72,390)	(c)	(9)	(72,399)
Other current assets	249			249	78			78
Accounts payable and accrued charges	29,142	(b)	2,048	31,159	14,196	(b)	1,977	15,929
		(c)	(31)			(c)	15
						(h)	(259)
Change in deferred pension liability	(660)			(660)	(144)			(144)
Income and other taxes payable	33,521			33,521	22,536			22,536
Net cash provided by operations	219,078		1,077	220,155	123,407		401	123,808
Investing Activities
Expenditures for capital assets, net of litigation settlement	(21,091)	(c)	(7)	(21,098)	(8,690)	(c)	(26)	(8,716)
Proceeds from sale of capital assets	1,546			1,546	—			—
Proceeds from (issuance of) mortgage receivable, net	1,955			1,955	(278)			(278)
Investments	293	(c)	(293)	—	(484)	(c)	484	—
Net cash used for investing activities	(17,297)		(300)	(17,597)	(9,452)		458	(8,994)
Financing Activities
Common shares issued pursuant to share option plan	4,387			4,387	7,821			7,821
Common share dividends	(5,706)			(5,706)	(1,894)			(1,894)
Common share repurchase	(11,564)			(11,564)	—			—
Repayment of long-term debt	(2,458)	(b)	(768)	(3,226)	768	(b)	(768)	—
Net cash (used for) provided by financing activities	(15,341)		(768)	(16,109)	6,695		(768)	5,927
Effect of exchange rate changes on cash and cash equivalents	2,742			2,742	(3,639)			(3,639)
Increase (decrease) in Cash and Cash Equivalents	189,182		9	189,191	117,011		91	117,102
Cash and Cash Equivalents at Beginning of Period	423,901	(c)	322	424,223	82,852	(c)	29	82,881
Cash and Cash Equivalents at End of Period	$613,083		$331	$613,414	$199,863		$120	$199,983

CONSOLIDATED BALANCE SHEETS (unaudited)

(thousands of United States Dollars)

	September 30, 2005				December 31, 2004
	U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
Current Assets
Cash and cash equivalents	$613,083	(c)	$331	$613,414	$354,774	(c)	$303	$355,077
Accounts receivable, less allowances	299,739	(c)	50	286,568	339,821	(c)	315	338,590
		(h)	(13,221)			(h)	(1,546)
Inventories	468,864	(c)	86	468,950	434,436	(c)	90	434,526
Deferred income taxes	35,621			35,621	45,212			45,212
Other	3,864			3,864	8,212			8,212
	1,421,171		(12,754)	1,408,417	1,182,455		(838)	1,181,617
Non-Current Assets
Capital assets	1,055,334	(b)	(115,028)	1,064,005	1,068,589	(b)	(121,699)	1,075,512
		(c)	2,457			(c)	2,475
		(d)	(4,893)			(d)	12
		(f)	13,902			(f)	13,902
		(g)	112,233			(g)	112,233
Other	37,448	(c)	(2,674)	34,774	40,421	(c)	(2,661)	37,760
	1,092,782		5,997	1,098,779	1,109,010		4,262	1,113,272
Total Assets	$2,513,953		$(6,757)	$2,507,196	$2,291,465		$3,424	$2,294,889

Current Liabilities
Accounts payable and accrued charges	$212,158	(b)	$(7,867)	$204,541	$247,281	(b)	$(7,895)	$239,908
		(c)	250			(c)	522

Income and other taxes payable	114,450			114,450	90,656			90,656
Current portion of long-term debt	4,114	(b)	(4,114)	—	18,107	(b)	(3,821)	14,286
	330,722		(11,731)	318,991	356,044		(11,194)	344,850
Long-Term Liabilities
Long-term debt	409,386	(b)	(116,484)	292,902	513,651	(b)	(120,598)	393,053
Other	31,934	(i)	(31,934)	—	31,934	(i)	(31,934)	—
Deferred income taxes	164,884	(b)	4,892	223,149	103,979	(b)	3,876	167,348
		(d)	(2,170)			(d)	(405)
		(f)	5,172			(f)	5,172
		(g)	41,751			(g)	41,751
		(h)	(4,825)			(h)	(470)
		(i)	13,445			(i)	13,445
	606,204		(90,153)	516,051	649,564		(89,163)	560,401
Shareholders’ Equity
Common shares	419,016	(e)	(40,733)	378,283	424,826	(e)	(40,733)	384,093
Contributed surplus	3,086		—	3,086	1,489		—	1,489
Retained earnings	1,178,261	(b)	8,549	1,215,599	884,859	(b)	6,743	923,530
		(d)	(2,723)			(d)	416
		(e)	(47,700)			(e)	(47,700)
		(f)	8,730			(f)	8,730
		(g)	70,482			(g)	70,482
Accumulated other comprehensive loss/	(23,336)	(e)	88,433	75,186	(25,317)	(e)	88,433	80,526
Cumulative translation adjustment		(h)	(8,396)			(h)	(1,076)
		(i)	18,485			(i)	18,486
	1,577,027		95,127	1,672,154	1,285,857		103,781	1,389,638
Total Liabilities and Shareholders’ Equity	$2,513,953		$(6,757)	$2,507,196	$2,291,465		$3,424	$2,294,889

The Company has reclassified amounts previously reported as long-term deferred tax assets to long-term deferred tax liabilities.  The reclassification was for $5,786 at September 30, 2005 and for $54,034 at December 31, 2004.